Oportun Announces Series of Corporate Governance Enhancements
SAN CARLOS, Calif., Oct. 11, 2023 – Oportun Financial Corporation (Nasdaq: OPRT) (“Oportun” or the “Company”), a mission-driven fintech, announced today that its Board of Directors (the “Board”) approved a series of proactive corporate governance enhancements that reflect the Company’s commitment to drive stockholder value.
The Company announced the following:
•Adoption of a majority voting standard in uncontested director elections;
•Elimination of the supermajority vote provision in the Company’s bylaws related to amendments to the bylaws; and
•The submission to stockholders of a proposal to eliminate the supermajority vote provisions in the Company’s certificate of incorporation.
The two amendments to the bylaws were effective upon approval by the Board in October 2023. The proposal, which requires stockholder approval, will be presented to stockholders at Oportun’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”).
“Over the past several months, we have conducted an extensive review of our governance structure to ensure that it aligns with today’s best practices,” said Ginny Lee, the Chair of the Nominating, Governance and Social Responsibility Committee of the Board. “These enhancements reflect the Board’s ongoing commitment to strong corporate governance and best position the Company to continue to enhance long-term shareholder value.”
The amended bylaws have been filed with the Securities and Exchange Commission (the “SEC”) and are available at www.sec.gov. The full text of the proposal requiring stockholder approval will be included in Oportun’s proxy statement to be filed with the SEC prior to the 2024 Annual Meeting.
About Oportun

Oportun (Nasdaq: OPRT) is a mission-driven fintech that puts its 2 million members' financial goals within reach. With intelligent borrowing, savings, and budgeting capabilities, Oportun empowers members with the confidence to build a better financial future. Since inception, Oportun has provided more than $16.6 billion in responsible and affordable credit, saved its members more than $2.4 billion in interest and fees, and helped its members save an average of more than $1,800 annually. For more information, visit Oportun.com.
Forward Looking Statements
This press release contains forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995,

Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this press release, including statements as to the Board’s and management’s plans regarding the Company’s intended corporate governance enhancements and when any revised voting standards will become effective, are forward-looking statements. Many, but not all, of these statements can be identified by terms such as “expect,” “plan,” “anticipate,” “project,” "outlook,” “continue,” “may,” “believe,” or “estimate” and similar expressions or the negative versions of these words or comparable words, as well as future or conditional verbs such as “will,” “should,” “would,” “likely” and “could.” These statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause Oportun’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including the possibility that not all of the corporate governance enhancements will be proposed or approved on the terms discussed or at all. Oportun has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These risks and uncertainties include those risks described in Oportun's filings with the SEC, including Oportun's most recent annual report on Form 10-K and most recent quarterly report on Form 10-Q. The forward-looking statements speak only as of the date on which they are made and, except to the extent required by federal securities laws, Oportun disclaims any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In light of these risks and uncertainties, there is no assurance that the events or results suggested by the forward-looking statements will in fact occur, and you should not place undue reliance on these forward-looking statements.
Oportun Investor Contact
Dorian Hare
(650) 590-4323
ir@oportun.com
Oportun Media Contact
Usher Lieberman
(650) 769-9414
usher.lieberman@oportun.com